Exhibit 99.1

NEWS RELEASE

Avient Appoints Mike Frank as Chief Executive Officer

Richard H. Fearon Appointed Non-Executive Chairman of the Board

Reaffirms Full Year and Third Quarter 2026 Financial Guidance

CLEVELAND, Oct. 9, 2026—Avient Corporation (NYSE: AVNT), a leading provider of specialized and sustainable material solutions, today announced that its Board of Directors has appointed Mike Frank as President and Chief Executive Officer, effective immediately. Mr. Frank, who has served as CEO of UPL Corporation (“UPL”) since 2022, succeeds Dr. Ashish K. Khandpur, who has stepped down from his role and will remain in an advisory capacity through December 31, 2026 to help facilitate a seamless transition. In connection with this appointment, the Board has elected Richard H. Fearon, Lead Independent Director, as Non-Executive Chairman of the Board.

Mr. Frank has a track record of commercializing new technology and driving revenue growth and profitability across a range of executive leadership roles. As CEO of UPL, a leading global agricultural chemical and solutions company operating in more than 130 countries, Mr. Frank transformed operations, setting new standards of efficiency. He delivered resilient growth through a sustained focus on innovation, expanding the product pipeline and overseeing the successful launch of new products. He also spent 25 years at Monsanto in a range of senior leadership roles, including most recently as global Chief Commercial Officer, followed by several years as CEO of Nutrien Ag Solutions, where he led a major transformational initiative.

“Mike is an exceptional executive with a record of accomplishment in agricultural chemicals,” said Richard H. Fearon. “Having led numerous complex global organizations, he brings deep expertise across every critical functional discipline—from global supply chain and commercial strategy to technology commercialization. He also brings to Avient a broad global perspective, having lived in Canada, Europe, China, and the U.S. and worked extensively around the world. His unique combination of executive leadership, operational discipline, and commercial expertise will help accelerate market adoption of Avient’s deep product pipeline and drive continued margin expansion across our specialty portfolio. The Board is confident that Mike’s leadership and focus on execution will position Avient well as we continue to build momentum and deliver on our objectives.”

“I am honored to take on the role of CEO at Avient,” said Mr. Frank. “I look forward to building on the strong foundation already in place, distinguished by Avient’s innovative technologies, talented team and loyal customers. My priority will be to partner with the Board and management team to sharpen execution and drive performance, while advancing Avient’s mission of innovating materials solutions that help our customers succeed and enable a more sustainable world.”

Mr. Fearon added, “On behalf of the Board and management team, I would like to thank Ashish for all of his valuable contributions to Avient over the years. He repositioned the company with a new strategic plan, recruited significant talent to our team, has significantly upgraded the Company’s research and development activities, and delivered consistent financial results. We are also grateful for his agreement to remain in an advisory consulting role through the end of the year to ensure a seamless transition. We wish him the very best in the future.”

In connection with this announcement, the Company is also reaffirming its full year and third quarter 2026 financial guidance previously provided on August 6, 2026. In addition, as previously announced, the Company intends to release its third quarter 2026 earnings before the market opens on Wednesday, November 4, 2026. The Company will then host a webcast with a slide presentation at 8:00 a.m. Eastern Time on Wednesday, November 4, 2026.

About Mike Frank

Mr. Frank brings over 30 years of experience in specialty areas of the agricultural chemical industry. He previously served as President and CEO of UPL Corporation, a $5 billion revenue global agricultural solutions company focused on crop protection and biosolutions, based in London, United Kingdom. Prior to his role at UPL Corporation, Mike served as Executive Vice President and CEO of Nutrien Ag Solutions, a $14 billion revenue global distributor of agricultural products and services, from 2017 to 2021. During his 25-year career with Monsanto, Mr. Frank held a series of roles with increasing responsibility, including global Chief Commercial Officer from 2014 to 2017, Vice President, International, from 2013 to 2014, Vice President, Global Manufacturing, Product Management and Crop Protection from 2010 to 2012. Prior to 2012, he held leadership roles in sales, marketing and general management, including a two-year assignment in Beijing as President of Monsanto China. Mr. Frank holds an MBA from the Kellogg School of Management at Northwestern University in Chicago and a Bachelor of Engineering Degree from the University of Saskatchewan.

About Avient

Our purpose at Avient Corporation (NYSE: AVNT) is to be an innovator of materials solutions to help our customers succeed, while enabling a sustainable world. Our local touch and customer engagement, combined with our global presence, allows us to serve customers with agility. We harness the collective strength of more than 9,000 employees worldwide to collaborate and build on each other’s ideas. In doing so, we innovate solutions that help our customers overcome their challenges or capitalize on opportunities provided by the fast-changing world and secular trends. Our expanding portfolio of offerings includes colorants, advanced composites, functional additives, engineered materials, and Dyneema®, the world’s strongest fiber™. By intersecting our broad portfolio of technologies with the product roadmaps of our customers, we help create differentiated and high-performance products that make the world better and more sustainable. Visit www.avient.com to learn more.

Forward-looking Statements

In this press release, statements that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. They use words such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial condition, performance and/or sales. Factors that could cause actual results to differ materially from those implied by these forward-looking statements include, but are not limited to: disruptions, uncertainty or volatility in the global credit markets that could adversely impact the availability of credit already arranged and the availability and cost of credit in the future; the effect on foreign operations of currency fluctuations, tariffs and other political, economic and regulatory risks; disruptions or inefficiencies in our supply chain, logistics, or operations; changes in laws and regulations in jurisdictions where we conduct business, including with respect to plastics and climate change; changes to foreign trade policy, including new or increased tariffs and changing import/export regulation; fluctuations in raw material prices, quality and supply, and in energy prices and supply; demand for our products and services; production outages or material costs associated with scheduled or unscheduled maintenance programs; unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters; our ability to pay regular quarterly cash dividends and the amounts and timing of any future dividends; information systems failures, cybersecurity breaches and cyberattacks; our ability to service our indebtedness and restrictions on our current and future operations due to our indebtedness; amounts for cash and non-cash charges related to restructuring plans that may differ from original estimates, including because of timing changes associated with the underlying actions; and other factors affecting our business beyond our control, including without limitation, changes in the general economy, changes in interest rates, changes in the rate of inflation, geopolitical conflicts and any recessionary conditions. The above list of factors is not exhaustive.

Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any further disclosures we make on related subjects in our reports on Form 10-Q, 8-K and 10-K that we provide to the Securities and Exchange Commission.

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Contacts

Media: Tatiana Marshall, Sr. Global Communications Leader, Avient Corporation +1 216-905-7211 | tatiana.marshall@avient.com

Investor Relations: Avient Investor Relations, InvestorRelations@avient.com